EXHIBIT 99.1

                    Certification of CEO and COO Pursuant to
                 18 U.S.C. Section 1350, as Adopted Pursuant to
                  Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the Quarterly Report on Form 10-QSB of Datastand Technologies Inc. (the "Company") for the quarter ended June 30, 2003 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), Marc Cianfarani, as Chief Executive Officer and Chief Financial Officer of the Company, hereby certifies, pursuant to 18 U.S.C. 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of his knowledge:

     (1) The Report fully  complies  with the  requirements  of
     Section 13(a) or 15(d) of the Securities Exchange Act of 1934;
     and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the
Company.

                                        /s/ Marc Cianfarani
                                        -----------------------------------
                                        Name:    Marc Cianfarani
                                                 --------------------------
                                        Title:   Chief Executive Officer
                                                 --------------------------
                                        Date:    August 19, 2003
                                                 --------------------------

                                        /s/  Marc Cianfarani
                                        -----------------------------------
                                        Name:    Marc Cianfarani
                                                 --------------------------
                                        Title:   Chief Financial Officer
                                                 --------------------------
                                        Date:    August 19, 2003
                                                 --------------------------